POWER OF ATTORNEY

         I, the undersigned officer and trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                        /s/ James E. Minnick
                                        James E. Minnick
                                        President, Chief Executive Officer
                                        and Trustee

                                POWER OF ATTORNEY

         I, the undersigned trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                                       /s/ Paul K. Freeman
                                                       Paul K. Freeman
                                                       Trustee

                                POWER OF ATTORNEY

         I, the undersigned trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                                           /s/ Graham E. Jones
                                                           Graham E. Jones
                                                           Trustee

                                POWER OF ATTORNEY

         I, the undersigned trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                                           /s/ William N. Searcy
                                                           William N. Searcy
                                                           Trustee

                                POWER OF ATTORNEY

         I, the undersigned trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                                              /s/ Hugh G. Lynch
                                                              Hugh G. Lynch
                                                              Trustee

                                POWER OF ATTORNEY

         I, the undersigned trustee of Morgan Grenfell Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Joan A. Binstock and Tracie E. Richter, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments to said Registration Statement to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hands on this 15th day of July, 1999.




                                                             /s/ Edward T. Tokar
                                                             Edward T. Tokar
                                                             Trustee